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                                                                   EXHIBIT 10.50

                             TALITY HOLDINGS, INC.

                           2000 EQUITY INCENTIVE PLAN

                    AMENDED AND RESTATED AS OF JULY 26, 2001

1.      PURPOSES.

        (a) AVAILABLE STOCK AWARDS. This Tality Holdings, Inc. 2000 Equity Incentive Plan (the "Plan") represents the amendment and restatement of the Tality Corporation 2000 Equity Incentive Plan (the "Former Plan") which, together with all options outstanding thereunder, is being assumed by Tality Holdings, Inc., a Delaware corporation (the "Company") in accordance with the provisions of Section 11 of the Former Plan, as a result of the restructuring of Tality Corporation and its affiliates ("Tality") pursuant to a series of transactions whereby the assets and liabilities of Tality have been assumed, directly or indirectly, by the Company. The purpose of the Plan is to provide a means by which eligible participants may be given an opportunity to benefit from increases in value of the Common Stock of the Company and through the granting of the following Stock Awards: (i) statutory stock options, (ii) non-statutory stock options, (iii) stock appreciation rights and (iv) restricted stock awards.

        (b) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.      CERTAIN DEFINITIONS.

        (a) "ADMINISTRATOR" means the Committee, and if no Committee is appointed, the Board.

        (b) "AFFILIATE" means any entity approved by the Board in which the Company holds an ownership interest (by value or voting rights) of at least 50%, or any other entity approved by the Board which has an ownership interest (by value or voting rights) of at least 30% in the Company (a "Parent"), or any other entity approved by the Board in which a Parent has an ownership interest (by value or voting rights) of at least 50%; provided that with respect to any ISO, the term Affiliate shall mean any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (c) "BOARD" means the Board of Directors of the Company.

        (d) "CALIFORNIA COMMISSIONER" means the Commissioner of Corporations of the State of California.





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        (e) "CALIFORNIA REGULATED PLAN" means this Plan at any time that Awards and securities underlying Awards are California Regulated Securities and the Company relies upon the exemption provided by Section 25102(c) of the California Securities Law (or another exemption imposing comparable requirements) to exempt the issuance of securities under this Plan from qualification under the California Securities Law.

        (f) "CALIFORNIA REGULATED SECURITIES" means Awards and securities underlying Awards that are subject to the California Securities Law or the California Securities Rules.

        (g) "CALIFORNIA SECURITIES LAW" means the California Corporate Securities Law of 1968, as amended.

        (h) "CALIFORNIA SECURITIES RULES" means the Rules of the California Commissioner adopted under the California Securities Law.

        (i) "CODE" means the Internal Revenue Code of 1986, as amended.

        (j) "COMMITTEE" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

        (k) "COMMON STOCK" means the Class A Common Stock of the Company.

        (l) "COMPANY" means Tality Holdings, Inc., a Delaware corporation and the successor in interest to Tality Corporation, a Delaware corporation.

        (m) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services. However, the term "Consultant" shall not include Directors or members of the Board of Directors of an Affiliate.

        (n) "CONTINUOUS SERVICE" shall mean the absence of any interruption or termination of service to the Company or an Affiliate, whether as an Employee, Director or Consultant. The Board or the Chief Executive Officer of the Company may determine, in that party's sole discretion, whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the Chief Executive Officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

        (o) "COVERED PARTICIPANT" means a Participant who is (or, in the judgment of the Administrator, could reasonably be expected to become) a "covered employee" defined in Section 162(m)(3) of the Code.

        (p) "DIRECTOR" means a member of the Board of Directors of the Company.

        (q) "EMPLOYEE" means any officer or employee of the Company or an Affiliate.

        (r) "EMPLOYER" means the Company and any other Affiliate that has adopted the Plan



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with the Company's permission.

        (s) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (t) "FAIR MARKET VALUE" means, as of any date, the average of the high and low prices of the Common Stock, as reported on the NASDAQ National Market on such date, or if such date is not a date on which the Common Stock is traded, the first preceding trading date. In the absence of such market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board; provided, however, that when appropriate, the Board in determining Fair Market Value of the Common Stock shall consider such factors as may be required by the California Securities Law and the California Securities Rules while this Plan is a California Regulated Plan, and may take into account such other factors as it may deem appropriate under the circumstances.

        (u) "INCENTIVE STOCK OPTION" OR "ISO" means a statutory stock option granted pursuant to the Plan that is intended to quality as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (v) "INITIAL PUBLIC OFFERING" means the effectiveness of a registration statement under the Securities Act covering any of the capital stock of the Company and the completion of a sale of such stock thereunder, if as a result of such sale (i) the issuer becomes a reporting company under Section 12(b) or 12(g) of the Exchange Act, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the Nasdaq Stock Market or is traded or quoted on any other national stock exchange or securities system.

        (w) "NON-QUALIFIED STOCK OPTION" OR "NQSO" means a stock option granted pursuant to the Plan not intended to qualify as an ISO.

        (x) "OFFICER" means any officer of the Company or an Affiliate.

        (y) "OPTION" means an ISO or NQSO.

        (z) "OPTION AGREEMENT" means a written agreement between an Employer and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (aa) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (bb) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (cc) "PLAN" means this Tality Holdings, Inc. 2000 Equity Incentive Plan.

        (dd) "RESTRICTED STOCK AWARD" means a Stock Award as described in section 7(b) of the Plan.




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        (ee) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        (ff) "SHARES" means shares of Common Stock.

        (gg) "STOCK APPRECIATION RIGHT" OR "SAR" means the right to receive an amount equal to the excess of the Fair Market Value of a Share of Common Stock (as determined on the date of exercise) over the exercise price of the related Stock Award.

        (hh) "STOCK AWARD" means any right granted under the Plan, including an Option, a SAR and a Restricted Stock Award.

        (ii) "STOCK AWARD AGREEMENT" means a written agreement between an Employer and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (jj) "TEN PERCENT OWNER" means a Participant who owns, directly or by reason of the applicable attribution rules of Code Section 424(d), more than 10% of the total combined voting power of all classes of capital stock of the Company or its parent or subsidiary corporations, if any, as defined in Code Sections 424(e) and (f).

3.      ADMINISTRATION.

        (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine from time to time which Employees and/or Consultants shall be eligible to receive Stock Awards under the Plan; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a Stock Award shall become vested and/or free of any restrictions; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person. The Board furthermore may delegate to one or more executive officers of the Company the authority to make Stock Awards to Participants who are not executive officers of the Company (as designated by the Company or otherwise covered as such under Rule 16b-3 of the Exchange Act ("Rule 16b-3")) ("Executive Officers") or Covered Participants. Awards made to the Executive Officers or Covered Participants shall be determined by the Board or the Committee. The Board shall also have the authority to establish subplans or other arrangements not inconsistent with the Plan which the Board deems necessary or advisable to comply with laws or requirements of foreign jurisdictions.

               (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any







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Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

               (iii) To amend the Plan or a Stock Award as provided in Section 14; and

               (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

        (c) DELEGATION TO COMMITTEE. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. For any Stock Award intended to qualify as "performance-based compensation "under Code Section 162(m) or as an exempt award under Rule 16b-3, the Committee shall consist of two or more "outside directors" as defined for purposes of applying Code Section 162(m), and two or more "non-employee directors" as defined in Rule 16b-3.

        (d) EFFECT OF ADMINISTRATOR'S DECISION. All determinations, interpretations and constructions made by the Administrator in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        (e) INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee or otherwise, the members of the Committee, and any executive officers to whom the Committee has delegated any of its rights and responsibilities, shall be indemnified by the Company against reasonable expenses incurred from their administration of the Plan, including, without limitation, related attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, and against all reasonable amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Employer.

4.      SHARES SUBJECT TO THE PLAN.

        (a) SHARE RESERVE. Subject to the provisions of Section 13 relating to adjustments upon changes in Common Stock, and Sections 4(b) and 4(d) hereof, the number of shares of Common Stock with respect to which Stock Awards may be issued pursuant to the Plan shall not exceed in the aggregate 8,000,000 Shares.




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        (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the number of shares of Common Stock with respect to which the Stock Award was not exercised or settled shall revert to and again become available for issuance under the Plan. If the Company repurchases any unvested shares of Common Stock acquired pursuant to an Award, such repurchased shares of Common Stock shall revert to and again become available for issuance under the Plan.

        (c) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

        (d) EVERGREEN. The number of Shares reserved under Section 4(a) shall be increased annually for four (4) years on each July 2, beginning on July 2, 2001 and ending on July 2, 2004, by 2,500,000 Shares per year.

        (e) ANNUAL LIMIT. No Participant under the Plan shall be issued Stock Awards, whether underlying Options or SARs, or as Restricted Stock Awards, for more than 5,000,000 Shares in any calendar year.

        (f) ISO LIMITS. Notwithstanding Sections 4(b) and 4(d), the maximum number of Shares that may be acquired by Participants hereunder pursuant to ISOs shall not exceed 10,000,000, subject to the provisions of Section 13 relating to adjustments upon changes in Common Stock.

5.      ELIGIBILITY.

        (a) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. The Board may grant Stock Awards only to Directors, Employees or Consultants as defined in Section 2 hereof. The Board may grant an additional Stock Award or Stock Awards to a Director, Employee or a Consultant who has been granted a Stock Award previously if he or she is otherwise eligible. However, only Employees of the Company or any parent corporation or subsidiary corporation (as those terms are defined in Code Section 424(e) and (f), respectively) shall be eligible to receive ISOs under the Plan.

        (b)    CONSULTANTS.

               (i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under Rule 701 of the Securities Act, or any other applicable exemption, in order to comply with the requirements of the Securities Act (if applicable), and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.



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               (ii) Consultants shall not be eligible to receive ISOs under the
Plan.

        (c) Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Stock Award (including approval of any Stock Award by the Board of Directors or Compensation Committee of the Company), and the Board may amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act, Code
Section 162(m), or Code Section 422.

6.      OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Options may be granted by the Company or an Employer directly to a Participant, or may be granted to a Participant by an Affiliate by way of reassignment of options held by such Affiliate to purchase Shares of Common Stock of the Company. The provisions of separate Options need not be identical, but each Option shall state whether it is intended to be an ISO or NQSO, and shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a) TERM. The Board shall determine the term of each Option, which shall not be greater than ten (10) years following the date granted, or five (5) years for an ISO granted to a Ten Percent Owner. No Stock Award shall be granted later than 10 years following the Effective Date (as defined in Section 16) of the Plan.

        (b) EXERCISE PRICE. The exercise price of each Option will be determined by the Board as of the date such Option is granted. The exercise price of each Option may be greater or lesser than 100% of the Fair Market Value of the Common Stock subject to the Option as of the date of grant, provided that the exercise price of Options that are California Regulated Securities granted while this Plan is a California Regulated Plan may not be less than 85% of the Fair Market Value of the Common Stock on the date the Option is granted. In all cases, the exercise price of ISO's granted to a Ten Percent Owner shall be no less than 110% of the Fair Market Value of the Common Stock as of the date of grant. Option may also be granted with an exercise price lower than 100% of the Fair Market Value of the Common Stock if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c) NUMBER OF SHARES. Each Option shall state the number of Shares to which it pertains.

        (d) ISOs. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Common Stock with respect to which ISOs are exercisable for the first time by any Optionholder in any calendar year (under all plans of the Employer and its parent or subsidiary corporations) exceeds $100,000, such Options shall be treated as NQSOs. In addition, no Options shall be deemed ISOs hereunder unless the Plan is approved by the stockholders of the Company within 12 months before or after the Effective Date.

        (e) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an




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Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option or subsequently (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (f) TRANSFERABILITY. Unless otherwise provided in the Agreement, an Option shall not be transferable by the Optionholder other than by will or by the laws of descent and distribution or, except with respect to ISOs, a domestic relations order; provided, however, that the designation of a beneficiary of an Option by an Optionholder shall not be deemed a transfer prohibited by this Section. Notwithstanding the foregoing, to the extent specifically provided for in the applicable option agreement, transfers of NQSOs may be made with the prior approval of the Committee and on such terms and conditions as the Committee in its sole discretion shall approve, to the following permitted transferees: (a) in the case of a transfer without the payment of any consideration, any "family member" as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act as in effect at the time of such transfer, (b) to any person or entity described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act as in effect at the time of such transfer, and (iii) upon an Optionholder's death, Optionholder's executors, administrators, testamentary trustees, legatees and beneficiaries. Further, no right or interest of any Optionholder in an Option may be assigned in satisfaction of any lien, obligation, or liability of the Optionholder. Except as provided in this Section, an Option shall be exercisable, during the Optionholder's lifetime, only by such Optionholder (or by his or her legal representative) and no Option shall be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) or be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

        (g) VESTING. The total number of Shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times



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when it may be exercised (which may be based on performance or other criteria)
as the Board may deem appropriate. The vesting provisions of individual Options granted to Officers and Directors may vary. To the extent necessary to comply with the California Securities Law, options granted to Optionholders other than Directors or Officers of the Company, that are California Regulated Securities granted while this Plan is a California Regulated Plan, will vest and become exercisable at a minimum of the rate of at least 20% per year over five years from the date of grant, subject to such other terms and conditions as are deemed reasonable by the Board. Such provisions may furthermore provide for accelerated vesting in the event the Participant takes one or more actions and/or meets various performance criteria within a stated period of time or by a date certain. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of Shares of Common Stock as to which an Option may be exercised.

        (h) TERMINATION OF CONTINUOUS SERVICE.

               (i) FOR CAUSE. Except as otherwise provided in an Option Agreement, if an Optionholder's Continuous Service if terminated for cause (as hereinafter defined), all outstanding and unexercised Options shall immediately be terminated as of the date such Optionholder is notified that his or her Continuous Service is terminated for cause.

               (ii) NOT FOR CAUSE. In the event an Optionholder's Continuous Service terminates (other than for cause, or upon the Optionholder's death or disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement, except that if the Options are California Regulated Securities while this Plan is a California Regulated Plan, the period of time in which to exercise the Options must be no less than thirty (30) days from the date of termination for reasons other than for Cause. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

               (iii) DEFINITION OF CAUSE. The Company or an Affiliate shall have "cause" to terminate the Continuous Service of an Optionholder upon any of the following: (A) a material breach by an Optionholder of this Agreement or any written confidentiality or trade secrets agreement entered into between Optionholder and the Company or any Affiliate; (B) any act of theft, misappropriation, embezzlement, intentional fraud or other violation of the law or similar conduct by the Optionholder involving the Company or any Affiliate;
(C) a conviction or a plea of nolo contendere or the equivalent in respect of a felony involving an act of dishonesty, moral turpitude, deceit or fraud by Optionholder; (D) any damage of a material nature to the business or property of the Company or any Affiliate caused by the Optionholder's willful or grossly negligent conduct; (E) the willful failure by Optionholder to perform reasonable duties, responsibilities or instructions from the Company's Board of Directors or other officers or management of the Company or its Affiliates that the Optionholder reports to, after fifteen (15)




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days written notice thereof; or (F) any act of dishonesty or misconduct by
Optionholder in connection with his or her Continuous Service or otherwise. Notwithstanding the foregoing, any definition of "cause" in a written agreement between an Optionholder and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Optionholder.

        (i) EXTENSION OF TERMINATION DATE. Solely with respect to a NQSO, an Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (j) DISABILITY OF OPTIONHOLDER. Except as otherwise set forth in an Option Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement for termination upon disability) or (ii) the expiration of the term of the Option as set forth in the Option Agreement, except that if the Option is a California Regulated Security granted while this Plan is a California Regulated Plan, the period of time in which to exercise the Option must be no less than six (6) months from the date of disability, but such term is still subject to the expiration of the Option. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (k) DEATH OF OPTIONHOLDER. Except as otherwise set forth in an Option Agreement, in the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(f), but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement for termination upon death) or (2) the expiration of the term of such Option as set forth in the Option Agreement, except that if the Option is a California Regulated Security granted while this Plan is a California Regulated Plan, the period of time in which to exercise the Option must be no less than six (6) months from the date of death, but such term is still subject to the expiration of the Option. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.





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        (l) EARLY EXERCISE. The Option Agreement may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased shall be subject to a repurchase option in favor of the Company or to any other additional restrictions the Board determines to be appropriate.

        (m) RE-LOAD OPTIONS.

               (i) Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

               (ii) Any such Re-Load Option shall (1) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

               (iii) There shall be no Re-Load Options granted with respect to a Participant's exercise of a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 4(a) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.      PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a) GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and provisions of the Plan and applicable law, the Board, at any time and from time to time, may grant freestanding Stock Appreciation Rights, Stock Appreciation Rights in tandem with an Option, or Stock Appreciation Rights in addition to an Option. Stock Appreciation Rights granted in tandem with an Option or in addition to an Option may be granted at the time the Option is granted or at a later time. No Stock Appreciation Rights granted under the Plan may be exercisable after the expiration of ten years from the grant date.

               (i) EXERCISE PRICE. The exercise price of each Stock Appreciation Right shall be determined on the grant date by the Board. The exercise price of each Stock Appreciation Right may be greater or lesser than 100% of the Fair Market Value of the Common Stock subject to the Option as of the date of grant, provided that the exercise price of Stock Appreciation Rights that are California Regulated Securities granted while this Plan is a California Regulated Plan may not be less than 85% of the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is granted. In all cases, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock in the case of Stock Appreciation Rights granted to a Ten Percent Owner. Stock Appreciation Rights issued upon assumption of, or in substitution for, stock appreciation rights of a company with which the Company or an Affiliate participates in an acquisition, separation or similar corporate transaction may also be issued at an Exercise Price less than 100% of the Fair Market Value .

               (ii) EXERCISE. The Participant is entitled to receive an amount equal to the excess of the Fair Market Value over the Exercise Price thereof on the date of exercise of the Stock Appreciation Right.

               (iii) PAYMENT. Payment upon exercise of the Stock Appreciation Right shall be made in the form of cash, Shares (valued at Fair Market Value on the date of exercise), or a combination thereof, as determined in the sole and complete discretion of the Committee. However, if any payment in the form of Shares results in a fractional share, the payment for the fractional share shall be made in cash.

        (b) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

               (i) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

               (ii) CONSIDERATION. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

               (iii) VESTING. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

               (iv) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the Shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement. If the Shares of repurchased Common Stock are California Regulated Securities issued while this Plan is a California Regulated Plan, the amount of the repurchase price will comply with the "reasonableness" requirement as defined by the California Securities Law and California Securities Rules.

               (v) TRANSFERABILITY. Rights to acquire Shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.      LOCK-UP AGREEMENTS

        Each option agreement shall provide that, in connection with any public offering by the Company of its equity securities, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of a stock option may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of 180 days after the effective date of the registration statement for such public offering. Any attempted transfer in violation of this Section 8 shall be null and void.

9.      RIGHT OF FIRST REFUSAL.

        (a) OFFER OF SALE; NOTICE OF PROPOSED SALE. If at any time an Optionholder desires to sell, transfer or otherwise dispose of any Shares or any interest in such Shares, the Optionholder shall deliver written notice of his or her desire to do so (the "Sale Notice") to the Company, which Sale Notice must be accompanied by a binding agreement (the "Binding Agreement"), which Binding Agreement shall be expressly subject to the Optionholder's compliance with the provisions of this Agreement, including this Section 9, with a bona fide purchaser reasonably capable of completing such purchase (the "Proposed Transferee"). The Sale Notice and Binding Agreement shall specify (i) the name and address of the Proposed Transferee(s), (ii) the number of Shares the Optionholder proposes to sell, transfer or otherwise dispose of (referred to herein as "Offered Shares"), (iii) the consideration per Offered Share to be delivered to the Optionholder for the proposed sale, transfer or disposition and
(iv) all other material terms and conditions of the proposed transaction.

        (b) OPTION TO PURCHASE.

               (i) The Company shall have the option to purchase all or any portion of the Offered Shares for the consideration per share and on the terms and conditions set forth in the Sale Notice. The Company may only exercise such option by delivery of written notice to the Optionholder prior to the date ten
(10) days after the date of delivery of the Sale Notice.

               (ii) If the Company delivers written notice of its intent to purchase all or any portion of the Offered Shares, then the closing of the purchase of the Offered Shares by the Company shall take place at the offices of the Company no later than ten (10) days after the expiration of the applicable ten (10) day period.

        (c) Form of Consideration. To the extent that the consideration proposed to be paid by the Proposed Transferee for the Offered Shares consists of property other than cash or a promissory note (the "Non-Cash Consideration"), the consideration required to be paid by the Company exercising its options under this Section 9 may consist of cash equal to the value of the Non-Cash Consideration, as determined in good faith by the Company's Chief Executive Officer or Chief Financial Officer. Notwithstanding anything to the contrary set forth above, the ten (10) day period described in Section 9(b)(i) shall commence when the value of the Non-Cash Consideration is determined pursuant to this
Section 9(c).

        (d) SALES TO PROPOSED TRANSFEREE. To the extent the Company fails (i) to deliver written notice or notices of intent to purchase any of the Offered Shares within the ten (10) day period specified in Section 9(b)(i) or (ii) to close the purchase of the Offered Shares within the applicable period specified in Section 9(b)(ii), then the Optionholder may sell, transfer or otherwise dispose of the remaining Offered Shares to the Proposed Transferee at any time within fifty (50) days after the date of the delivery of the Sale Notice on the terms set forth in the Sale Notice and Binding Agreement. Any Offered Shares not sold, transferred or otherwise disposed of within the applicable fifty (50) day period and any proposed transfer on terms more favorable to the Proposed Transferee than those described in the Sale Notice shall continue to be subject to all of the requirements of this Section 9 as if there had been no prior offer or Sale Notice. Notwithstanding the above, the Offered Shares shall not be sold, transferred or otherwise disposed of unless such purchaser or acquiror is bound or agrees in writing to be bound by the provisions of this Plan and the option agreement (and, if the purchaser or acquiror is an entity, such other terms reasonably imposed by the Company that are intended to circumvent avoidance of these provisions by means of an indirect transfer of the Shares), and any such sale, transfer or disposition where such purchaser or acquiror is not bound or does not so agree to be bound shall be void.

        (e) PERMITTED TRANSFERS. Notwithstanding anything to the contrary set forth herein, to the extent specifically so provided in the applicable stock option agreement, the provisions of this Section 9 shall not apply to any transfer or distribution by an Optionholder of Shares to: (a) a trust or similar entity directly or indirectly controlled by the Optionholder primarily for estate planning purposes, (b) the Optionholder's heirs, executors, administrators or beneficiaries upon the Optionholder's death, and (c) a spouse, sibling, parent or child, or to the spouse, sibling, parent or child of any such persons, or to a trust or similar entity of which such persons are the beneficiaries for estate planning purposes or domestic relations order issued by any court or other governmental or administrative body; provided, however, in the case of any such transfer that such transferee or distributee agrees in writing to comply with the provisions of this Agreement.

        (f) EFFECT OF NOT FOLLOWING PROCEDURES. Any sale, transfer or other disposition of Shares not in accordance with the foregoing procedures of this
Section 9 shall be null and void and of no force or effect.

        (g) TERMINATION. The provisions of this Section 9 shall terminate upon consummation of an initial public offering of the Company.

10.     COVENANTS OF THE COMPANY.

        (a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of Shares of Common Stock required to satisfy such Stock Awards.

        (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell Shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall be used in any manner the Company deems appropriate.

12.     MISCELLANEOUS.

        (a) PROVISION OF INFORMATION. The Board in its sole discretion may determine what, if any, financial and other information is to be provided to Optionholders and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations, provided that during such times as this Plan is a California Regulated Plan, holders of California Regulated Securities will receive financial statements of the Company on an annual basis.

        (b) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest, and such acceleration may be contingent upon the happening of any event or the taking of any action as specified in the Board within its complete discretion.

        (c) STOCKHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (d) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, or (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate.

        (e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (f) TAX OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any foreign, federal, state or local tax withholding obligation or other tax obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Shares.

        (g) ISSUANCES OF SECURITIES. Except as expressly provided herein or in the applicable

Stock Award Agreement, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to Stock Awards. Except as expressly provided herein or in the applicable Stock Award Agreement, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

        (h) FRACTIONAL SHARES. No fractional Share shall be issued under the Plan and the person exercising such right shall receive from the Employer cash in lieu of such fractional share equal to the Fair Market Value thereof.

        (i) NATURE OF PAYMENTS. All Stock Awards shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance, or other benefit plan of the Employer or under any agreement between the Employer and the Participant, unless such plan or agreement specifically provides otherwise.

13.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4, and outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)    CHANGE IN CONTROL.

               (i) A "Change in Control" shall be deemed to occur upon the consummation of any one of the following events: (a) a sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation (other than a transaction the principal purpose of which is to change the state of the Company's incorporation or a transaction in which the voting securities of the Company are exchanged for beneficial ownership of at least a majority of the voting securities of the controlling acquiring corporation); (c) a merger or consolidation in which the Company is the surviving corporation and less than a majority of the voting securities of the Company that are outstanding immediately after the consummation of such transaction are beneficially owned, directly or indirectly, by the persons who owned such voting securities immediately prior to such transaction; (d) any transaction or series of related transactions after which any person (as such term is used in

Section 13(d)(3) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, becomes the beneficial owner of voting securities of the Company representing a majority of the combined voting power of all of the voting securities of the Company; provided, however, that so long as Cadence Design Systems, Inc., a Delaware corporation, or its affiliates other than the Company (collectively, "Cadence"), own any voting securities of the Company and no other Change in Control has occurred, acquisition of any amount of voting securities of the Company by Cadence or its Affiliates shall not constitute a "Change in Control" hereunder;
(e) during any period of two consecutive years, individuals who at the beginning of such period constitute the membership of the Company's Board of Directors ("Incumbent Directors") cease for any reason to have authority to cast at least a majority of the votes which all directors are entitled to cast, unless the election, or the nomination for election by the Company's stockholders, of a new Director was approved by a vote of at least two-thirds of the votes entitled to be cast by the Incumbent Directors, in which case such Director shall also be treated as an Incumbent Director in the future; or (f) the liquidation or dissolution of the Company.

               (ii) In the event of a Change in Control, then: (a) any surviving or acquiring corporation shall assume Stock Awards outstanding under the Plan or shall substitute similar Stock Awards (including an option to acquire the same consideration paid to stockholders in the transaction described in this subsection 13(b) for those outstanding under the Plan), or (b) in the event any surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar Stock Awards for those outstanding under the Plan, (i) with respect to Stock Awards held by persons whose Continuous Service has not terminated, the vesting both of such Stock Awards and of any shares of Common Stock acquired pursuant to a Stock Award as well as the time during which such Stock Awards may be exercised shall be accelerated prior to such event and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event, and (ii) with respect to any other Stock Awards outstanding under the Plan, if there is a successor corporation, such Stock Awards shall be terminated if not exercised prior to such event.

        (c) Notwithstanding anything else contained herein to the contrary, in no event shall a Change in Control be deemed to occur solely by reason of (1) a distribution to the direct and/or indirect stockholders of any Affiliate, whether as dividend or otherwise, of all or any portion of the Shares held, directly or indirectly, by such Affiliate; (2) a sale of all or any portion of the Shares held, directly or indirectly, by any Affiliate in an underwritten public offering (including, without limitation, a sale of securities of the Company in an underwritten public offering); or (3) any Person (the "Subject Person") acquiring beneficial ownership of more than the permitted amount of the then outstanding voting securities as a result of the acquisition of Shares by the Company or Affiliate which, by reducing the number of Shares then outstanding, increases the percentage of Shares beneficially owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares by the Company or an Affiliate, and after such Share acquisition by the Company or an Affiliate, the Subject Person becomes the beneficial owner of any additional Shares which further increases the percentage of the then outstanding Shares beneficially owned by the Subject Person, then a Change in Control shall occur.

        (d) Notwithstanding the foregoing, any adjustments made pursuant to subsection (a) above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code). If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

14.     AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a) AMENDMENT OF PLAN. The Plan may be amended by the Board, including, without limitation, to the extent necessary to ensure the qualification of any Award under Rule 16b-3 or Code Section 162(m), or any ISO under Code Section 422, and to the extent necessary to qualify the Shares issuable upon exercise of any outstanding Stock Awards granted, or Stock Awards to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment that requires shareholder approval under applicable law or in order to ensure favorable federal income tax treatment for any ISOs shall be subject to obtaining such approval.

        (b) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        (c) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights of a Participant under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

15.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) PLAN TERM. The Plan shall terminate as of July 13, 2010, the date that is ten (10) years following the earlier of the date the Plan was adopted by the Company or approved by the shareholders of the Company. The Board may furthermore suspend or terminate the Plan at any time.

        (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

16.     EFFECTIVE DATE OF PLAN.

        The Former Plan became effective on July 13, 2000, the date on which it was approved by the Board. This amended and restated Plan is effective as of July 26, 2001.

17.     GOVERNING LAW.

        The Plan shall be governed by laws of the state of Delaware, without giving effect to the principles of the conflicts of laws thereof, provided that this will not be construed to apply the California Securities Law or the California Securities Rules to securities or holders thereof to which the California Securities Law or California Securities Rules would not otherwise apply. In the event any provision of the Plan shall be held invalid, illegal or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or the Plan overall, which shall remain in full force and effect as if the Plan had been absent the invalid, illegal or unenforceable provision or portion thereof.

18.     CERTAIN PARTICIPANTS.

        All Stock Award Agreements with Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Administrator in its discretion determines that any such Stock Award should not be governed by Rule 16b-3. To the extent any provision of the Plan or any action by the Administrator fails to so comply with Rule 16b-3, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. All performance-based Stock Awards to Covered Participants shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exception of Section 162(m) of the Code unless the Administrator in its discretion determines that any such Award to a Covered Participant is not intended to qualify for the exception for performance-based compensation under
Section 162(m). All Agreements awarding ISOs shall be deemed to include any such additional terms conditions, limitations, and provisions as Code Section 422 requires unless the Administrator in its discretion determines that any such Option is not intended or is no longer intended to qualify as an ISO.

19.     LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE.

        Notwithstanding any other provision of this Plan, no Stock Awards or Shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel to the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Administrator may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Administrator may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Any certificates for Shares of the Common Stock delivered under the Plan may be subject to such legends, stock-transfer orders and such other restrictions as the Administrator may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, the NASDAQ National Market System, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Agreement or otherwise) for (a) the making of any Stock Award, or the making of any determination, (b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Stock Award, any law, rule, regulation, or other requirement of any governmental authority or agency shall require the Company or any Affiliate, or any Participant (or any estate, designated beneficiary, or other legal representative thereof) to take any action in connection with any such determination, any such Shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken.